DECLARATION OF INTENTION AND CHARTER

                                       of

                     FIRST INVESTORS LIFE INSURANCE COMPANY

             (Pursuant to Section 48 of the New York Insurance Law)

                              D E C L A R A T I O N


         We, the undersigned, all being natural persons of full age, and at least two thirds of us citizens of the United States, and at least three of us residents of the State of New York, do hereby declare our intention to form a stock corporation for the purpose of doing the kinds of insurance business authorized by Paragraphs "1", "2" and "3" respectively of Section 46 of the Insurance Law of the State of New York to the extent permitted by the Charter and for that purpose do adopt the following:

                                  C H A R T E R

                                       of

                     FIRST INVESTORS LIFE INSURANCE COMPANY


                                    ARTICLE I

         The name of this corporation shall be FIRST INVESTORS LIFE INSURANCE COMPANY.

                                   ARTICLE II

         The place where this Corporation shall be located and where it shall have its principal office and place of business shall be in the City of New York, County of New York, and State of New York, and it shall have power to conduct its business wherever authorized by law. It shall have power by its Board of Directors to establish and maintain other and subordinate offices in this State and in other states, territories and countries.

                                   ARTICLE III

         The kinds of insurance or other business to be transacted by the Corporation shall be the following:

         A. Those kinds of insurance specified in Paragraphs "1", "2" and "3" of
Section 46 of the Insurance Law of the State of New York, as now or hereafter amended, as follows:

         1. "Life Insurance", meaning every insurance upon the lives of human beings and every insurance appertaining thereto. The business of life insurance shall be deemed to include the granting of endowment benefits; additional benefits in the event of death by accident or accidental means; additional benefits operating to safeguard the contract from lapse, or to provide a special surrender value, in the event of total and permanent disability of the insured; and optional modes of settlement of proceeds.

         2. "Annuities", meaning all agreements to make periodical payments where the making or continuance of all or of some of a series of such payments, or the amount of any such payment, is dependent upon the continuance of human life, except payments made under the authority of paragraph one.

                  Any such agreement made in connection with a qualified pension, profit-sharing or annuity plan may provide that any amounts paid to the insurer to provide annuities shall be allocated by the insurer to one or more separate accounts.

         3. "Accident and health insurance", meaning (a) Insurance against death or personal injury by accident or by any specified kind or kinds of accident and insurance against sickness, ailment or bodily injury, including insurance providing disability benefits pursuant to article nine of the workmen's compensation law, except as specified in subparagraph (b) following; and (b) Non-cancellable disability resulting from sickness, ailment or bodily injury, (but not including insurance solely against accidental injury) under any contract which does not give the insurer the option to cancel or otherwise terminate the contract at or after one year from its effective date or renewal date.

         B. The cession of reinsurance of any or all risks taken by this Corporation and the assumption of reinsurance risks taken by other companies to the extent permitted by law.

         C. Such other kind or kinds of business as are necessarily or properly incidental to the kind or kinds of business which this Corporation is authorized to transact under A and B above.

                                   ARTICLE IV

         The mode and manner in which the corporate powers of this Corporation shall be exercised are through a Board of Directors and by such committees, officers and agents as said Board of Directors may appoint or elect.

                                    ARTICLE V

         The number of the Directors of this Corporation shall be not less than thirteen (13) nor more than twenty-one (21) persons, a majority of whom at all times shall be citizens and residents of the State of New York or of adjoining states and not less than three of whom shall be residents of the State of New York. The number of its directors shall be determined by the By-Laws of this Corporation but shall in no event be less than thirteen (13).
         The Directors of the Corporation need not be stockholders of the Corporation and each shall be elected at the annual meeting of stockholders of the Corporation by plurality of the whole number of shares voted at the meeting. Each director so elected shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified.

         Vacancies occurring in the Board of Directors in the intervals between annual meetings of stockholders shall be filled by a majority vote of the remaining Directors in office at a special meeting called for that purpose or at a regular meeting of the Board.

         Officers of the Corporation shall be elected annually at an organization meeting of the Board of Directors, notice of which need not be given, to be held annually immediately after the election of directors or at any other meeting, duly held, whenever a vacancy in any office shall occur.

                                   ARTICLE VI

         The names and post office residence addresses of the Directors who shall serve until the first annual meeting of this Corporation are:

Name                                        Address
----                                        -------
Arthur K. Atkinson, Sr.                     Apt. 13D Frontenao
                                            40 North Kingshighway
                                            St. Louis 8, Missouri

John D. Case                                Timberland Lane
                                            Old Brookville, New York

Harold M. Cole                              Union League Club
                                            38 E. 37th St.
                                            New York, New York

Edward B. Conway                            Bobolink Lane
                                            Greenwich, Conn.

David D. Grayson                            7 Melby Lane
                                            East Hills, New York

Glenn O. Head                               30 Winding Way
                                            Madison, New Jersey

Harold Holden                               25 Locust Lane
                                            Mt. Vernon, N.Y.

Berkeley D. Johnson                         33 Paddington Road
                                            Scarsdale, N.Y.

John H. Kostmayer                           536 E. 85 St.
                                            New York 28, New York

Michael Marchese                            68 Fair Hill Drive
                                            Long Meadow, Mass.

John A. Onsa                                Parktowne Place
                                            Apt. 1614 North
                                            Philadelphia 30, PA.

Rowland A. Robbins                          655 Park Ave.
                                            New York 21, New York

William E. Robinson                         Dairy Road
                                            Greenwich, Connecticut

                                   ARTICLE VII

         The duration of the Corporation shall be perpetual.


                                  ARTICLE VIII

         The amount of the capital stock of the Corporation shall be FIVE HUNDRED THOUSAND ($500,000) Dollars, consisting of TWO HUNDRED FIFTY THOUSAND (250,000) shares of capital stock of the par value of TWO ($2.00) Dollars each.

                                   ARTICLE IX

         Unless otherwise determined by the Board of Directors, no holder of any stock of the Corporation whether now or hereafter authorized or issued, shall, as such holder, have any right to purchase or subscribe for any new or additional issue of (1) shares of stock, or of any option or options, or other instrument or instruments, that shall confer upon the holder or holders thereof the right to subscribe for or to purchase or receive from the Corporation any shares of its stock, whether now or hereafter authorized, or (2) of any obligations which may be convertible into or exchangeable for any shares of stock of the Corporation, or to which shall be attached or appurtenant any option or options, or other instrument or instruments, that shall confer upon the holder or holders of such obligation, option or instrument the right to subscribe for, or to purchase or receive from the Corporation, any shares of its stock; and all such rights are waived by each such holder of the stock of the Corporation.

                                    ARTICLE X

         The annual meeting of stockholders shall be held on the third Monday of April in each and every year, and if that day be a legal holiday, then on the next succeeding business day.

         Notice of the time and place of such meeting shall be given as prescribed in the By-Laws and as required by law, including notice to the Superintendent of Insurance of the State of New York to the extent required by law.

         Holders of record of a majority of the shares of capital stock issued and outstanding, represented in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of stockholders, except as otherwise provided by law. In the absence of a quorum, the stockholders attending or represented at the time and place for which a meeting shall have been called, or any officer entitled to preside or act as secretary at such meeting, may adjourn the meeting from time to time, without notice other than by announcement at the meeting, until holders of the number of shares of stock requisite to constitute a quorum shall attend.

         At stockholders' meetings each stockholder shall be entitled to one vote, either in person or by proxy, for each share of stock held by him.

         The Board of Directors may fix a day, not more than forty (40) days prior to the day of holding any meeting of the stockholders as the day as of which stockholders entitled to notice of and to vote at such meeting shall be determined, and only stockholders of record on such day shall be entitled to notice of or to vote at such meeting.

                                   ARTICLE XI

         The Board of Directors shall have power to appoint from among their number an Executive Committee which, to the extent provided by the By-Laws and permitted by law, shall exercise the powers of the Board of Directors in the management of the property and affairs of the Corporation during the intervals between the meetings of the Board of Directors.

                                   ARTICLE XII

         The Board of Directors may adopt such By-Laws, not inconsistent with this Charter and the laws of this State, as may be deemed appropriate for the election and government of the officers of the Corporation and the conduct of its business and affairs, and the said Board shall have power to alter, amend, suspend and revoke the same.

                                  ARTICLE XIII

         The Corporation may issue both participating policies or contracts and non-participating policies or contracts, upon receiving a special permit from the Superintendent of Insurance of the State of New York so to do and in compliance with and pursuant to the provisions of Section 216 of the Insurance Law of the State of New York, as amended.

                                   ARTICLE XIV

         Each Director and each officer of the Corporation shall be indemnified by the Corporation against expenses actually and reasonably incurred by him, including attorneys' fees, in connection with any action, suit or proceeding to which he may be made a party by reason of his having been a director or officer of the Corporation (whether or not he continued to be a director or officer at the time of incurring such expenses) except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duty as such director or officer. The foregoing right of indemnification shall not be exclusive of any other right to which he may be entitled as a matter of law.

         IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed our seals this 10th day of July, 1962.


                                              /S/ John W. Brown

                                              /S/ John D. Case

                                              /S/ Harold M. Cole

                                              /S/ John Confort, Jr.

                                              /S/ Herbert J. Deitz

                                              /S/ David D. Grayson

                                              /S/ John H. Kostmayer

                                              /S/ Arthur J. Marangelo

                                              /S/ Robert D. Murdock

                                              /S/ Joseph M. O'Brien

                                              /S/ Rowland A. Robbins

                                              /S/ George J. Solomon

                                              /S/ John P. Sullivan



STATE OF NEW YORK )
                                    :  ss.:
COUNTY OF NEW YORK         )


         On this 10th day of July, in the year nineteen hundred and sixty-two, before me personally came JOHN W. BROWN, to me personally known and known to me to be the person who executed the foregoing instrument, and he individually duly acknowledged before me that he executed the same.


                                               /S/ Grace C. Sorensen

                                               Grace C. Sorensen
                                               Notary Public, State of New York

STATE OF NEW YORK )
                                    :  ss.:
COUNTY OF NEW YORK         )


         On this 10th day of July, in the year nineteen hundred and sixty-two, before me personally came JOHN D. CASE, to me personally known and known to me to be the person who executed the foregoing instrument, and he individually duly acknowledged before me that he executed the same.


                                               /S/ Grace C. Sorensen

                                               Grace C. Sorensen
                                               Notary Public, State of New York




STATE OF NEW YORK )
                                    :  ss.:
COUNTY OF NEW YORK         )


         On this 10th day of July, in the year nineteen hundred and sixty-two, before me personally came HAROLD M. COLE, to me personally known and known to me to be the person who executed the foregoing instrument, and he individually duly acknowledged before me that he executed the same.


                                               /S/ Grace C. Sorensen

                                               Grace C. Sorensen
                                               Notary Public, State of New York




STATE OF NEW YORK )
                                    :  ss.:
COUNTY OF NEW YORK         )


         On this 10th day of July, in the year nineteen hundred and sixty-two, before me personally came JOHN CONFORT, JR., to me personally known and known to me to be the person who executed the foregoing instrument, and he individually duly acknowledged before me that he executed the same.


                                               /S/ Grace C. Sorensen

                                               Grace C. Sorensen
                                               Notary Public, State of New York

STATE OF NEW YORK )
                                    :  ss.:
COUNTY OF NEW YORK         )


         On this 10th day of July, in the year nineteen hundred and sixty-two, before me personally came HERBERT J. DEITZ, to me personally known and known to me to be the person who executed the foregoing instrument, and he individually duly acknowledged before me that he executed the same.


                                               /S/ Grace C. Sorensen

                                               Grace C. Sorensen
                                               Notary Public, State of New York




STATE OF NEW YORK )
                                    :  ss.:
COUNTY OF NEW YORK         )


         On this 10th day of July, in the year nineteen hundred and sixty-two, before me personally came DAVID D. GRAYSON, to me personally known and known to me to be the person who executed the foregoing instrument, and he individually duly acknowledged before me that he executed the same.


                                               /S/ Grace C. Sorensen

                                               Grace C. Sorensen
                                               Notary Public, State of New York




STATE OF NEW YORK )
                                    :  ss.:
COUNTY OF NEW YORK         )


         On this 10th day of July, in the year nineteen hundred and sixty-two, before me personally came JOHN H. KOSTMAYER, to me personally known and known to me to be the person who executed the foregoing instrument, and he individually duly acknowledged before me that he executed the same.


                                               /S/ Grace C. Sorensen

                                               Grace C. Sorensen
                                               Notary Public, State of New York

STATE OF NEW YORK )
                                    :  ss.:
COUNTY OF NEW YORK         )


         On this 10th day of July, in the year nineteen hundred and sixty-two, before me personally came ARTHUR J. MARANGELO, to me personally known and known to me to be the person who executed the foregoing instrument, and he individually duly acknowledged before me that he executed the same.


                                               /S/ Grace C. Sorensen

                                               Grace C. Sorensen
                                               Notary Public, State of New York




STATE OF NEW YORK )
                                    :  ss.:
COUNTY OF NEW YORK         )


         On this 10th day of July, in the year nineteen hundred and sixty-two, before me personally came ROBERT D. MURDOCK, to me personally known and known to me to be the person who executed the foregoing instrument, and he individually duly acknowledged before me that he executed the same.


                                               /S/ Grace C. Sorensen

                                               Grace C. Sorensen
                                               Notary Public, State of New York




STATE OF NEW YORK )
                                    :  ss.:
COUNTY OF NEW YORK         )


         On this 10th day of July, in the year nineteen hundred and sixty-two, before me personally came JOSEPH M. O'BRIEN, to me personally known and known to me to be the person who executed the foregoing instrument, and he individually duly acknowledged before me that he executed the same.


                                               /S/ Grace C. Sorensen

                                               Grace C. Sorensen
                                               Notary Public, State of New York

STATE OF NEW YORK )
                                    :  ss.:
COUNTY OF NEW YORK         )


         On this 10th day of July, in the year nineteen hundred and sixty-two, before me personally came ROWLAND A. ROBBINS, to me personally known and known to me to be the person who executed the foregoing instrument, and he individually duly acknowledged before me that he executed the same.


                                               /S/ Grace C. Sorensen

                                               Grace C. Sorensen
                                               Notary Public, State of New York




STATE OF NEW YORK )
                                    :  ss.:
COUNTY OF NEW YORK         )


         On this 10th day of July, in the year nineteen hundred and sixty-two, before me personally came GEORGE J. SOLOMON, to me personally known and known to me to be the person who executed the foregoing instrument, and he individually duly acknowledged before me that he executed the same.


                                               /S/ Grace C. Sorensen

                                               Grace C. Sorensen
                                               Notary Public, State of New York




STATE OF NEW YORK )
                                    :  ss.:
COUNTY OF NEW YORK         )


         On this 10th day of July, in the year nineteen hundred and sixty-two, before me personally came JOHN P. SULLIVAN, to me personally known and known to me to be the person who executed the foregoing instrument, and he individually duly acknowledged before me that he executed the same.


                                               /S/ Grace C. Sorensen

                                               Grace C. Sorensen
                                               Notary Public, State of New York

                            CERTIFICATE OF AMENDMENT


                       OF THE CERTIFICATE OF INCORPORATION

                                       OF

                     FIRST INVESTORS LIFE INSURANCE COMPANY


              UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW AND
                         SECTION 53 OF THE INSURANCE LAW


                                    * * * * *


               WE, THE UNDERSIGNED, GLENN O. HEAD and RICHARD H. GAEBLER, being respectively the executive vice-president and the secretary of FIRST INVESTORS LIFE INSURANCE COMPANY hereby certify:

               1. The name of the corporation is FIRST INVESTORS LIFE INSURANCE COMPANY.

               2. The Certificate of Incorporation of said corporation was filed by the Superintendent of Insurance on the 6th day of September, 1962.

               3. (a) The Certificate of Incorporation is amended to increase the capital stock of the corporation from $500,000, consisting of 250,000 shares of capital stock, par value $2 per share, to $1,310,000, consisting of 655,000 shares of capital stock, par value $2 per share.

                  (b) To effect the foregoing Article VIII relating to the capital stock of the corporation is amended to read as follows:

               "The amount of the capital stock of the Corporation shall be ONE MILLION THREE HUNDRED TEN THOUSAND ($1,310,000.00) DOLLARS, consisting of SIX HUNDRED FIFTY-FIVE THOUSAND (655,000) shares of capital stock of the par value of TWO ($2.00) DOLLARS each."

               4. The amendment was authorized by vote of First Investors Corporation, the sole shareholder of First Investors Life Insurance Company, at a meeting held January 21, 1965 upon notice pursuant to Section 605 of the Business Corporation Law of the State of New York.

               IN WITNESS WHEREOF, we have signed this certificate on the 21st day of January, 1965.

                                                  /S/ Glenn O. Head
                                                  ---------------------
                                                      Glenn O. Head
                                               Executive Vice President


                                                 /S/  Richard H. Gaebler
                                                  ---------------------
                                                      Richard H. Gaebler
                                                          Secretary


STATE OF NEW YORK )
                                    : ss:
COUNTY OF NEW YORK  )


               GLENN O. HEAD, being first duly sworn, deposes and says that he is the Executive Vice President of First Investors Life Insurance Company, tht he has read the foregoing certificate and knows the contents thereof and that the statements therein contained are true.

                                               /S/ Glenn O. Head
                                               ---------------------


Sworn to before me this 21st day of January, 1965.

/S/ Peter F. Huemme, Jr.
------------------------
Peter F. Huemme, Jr.
Notary Public, State of New York

                            CERTIFICATE OF AMENDMENT


                       OF THE CERTIFICATE OF INCORPORATION

                                       OF

                     FIRST INVESTORS LIFE INSURANCE COMPANY

                        UNDER SECTION 805 OF THE BUSINESS
                        CORPORATION LAW AND SECTION 53 OF
                                THE INSURANCE LAW


                             * * * * * * * * * * * *

         WE, THE UNDERSIGNED, RICHARD H. GAEBLER and GRACE C. SORENSEN, being respectively the President and the Secretary of FIRST INVESTORS LIFE INSURANCE COMPANY hereby certify:

         1.  The  name of the  corporation  is FIRST  INVESTORS  LIFE  INSURANCE
COMPANY.

         2. The Certificate of Incorporation of said corporation was filed by the Superintendent of Insurance on the 6th day of September, 1962 and a Certificate of Amendment thereto was filed by the Superintendent of Insurance on the 9th day of April, 1965.

         3. The amendment to the Certificate of Incorporation effected by this Certificate is as follows: The first and second paragraphs of Article X of the Certificate of Incorporation, relating to the Annual Meeting of Stockholders, are hereby amended so that the first paragraph is deleted and the second paragraph is amended to read as follows:

                           "Notice of the time and place of the Annual Meeting of Stockholders shall be given as prescribed in the By-Laws and as required by law, including notice to the Superintendent of Insurance of the State of New York to the extent required by law."

         4. The amendment was authorized by vote of the shareholders of First Investors Life Insurance Company at a meeting held June 4, 1974 upon notice pursuant to Section 605 of the Business Corporation Law of the State of New York.

         IN WITNESS WHEREOF, we have signed this certificate on the 1st day of October, 1974.

                                               /s/ Richard H. Gaebler
                                               ----------------------
                                                  Richard H. Gaebler
                                                      President



                                               /s/ Grace C. Sorensen
                                               ----------------------
                                                   Grace C. Sorensen
                                                       Secretary



STATE OF NEW YORK                )
                                 :
COUNTY OF NEW YORK               )


         RICHARD H. GAEBLER, being duly sworn, deposes and says that he is the President of First Investors Life Insurance Company, that he has read the foregoing certificate and knows the contents thereof and that the statements therein contained are true.



                                               /s/ Richard H. Gaebler
                                               ----------------------


Sworn to before me this
1st day of October, 1974


/s/ Winifred M. Veracka
-----------------------
Winifred M. Veracka
Notary Public State of New York

                            CERTIFICATE OF AMENDMENT

                       OF THE CERTIFICATE OF INCORPORATION
                                       OF
                     FIRST INVESTORS LIFE INSURANCE COMPANY

                        UNDER SECTION 805 OF THE BUSINESS
                        CORPORATION LAW AND SECTION 53 OF
                                THE INSURANCE LAW


                         * * * * * * * * * * * * * * * *

         WE, THE UNDERSIGNED, RICHARD H. GAEBLER and ANDREW J. DONOHUE, being respectively the President and the Secretary of FIRST INVESTORS LIFE INSURANCE COMPANY hereby certify:

         1.  The  name of the  corporation  is FIRST  INVESTORS  LIFE  INSURANCE
COMPANY.

         2. The Certificate of Incorporation of said corporation was filed by the Superintendent of Insurance on the 6th day of September, 1962 and Certificates of Amendment thereto were filed by the Superintendent of Insurance on the 9th day of April, 1965 and the 4th day of November, 1974.

         3. (a) In accordance with the "Plan for Acquisition of Minority Interests in First Investors Life Insurance Company" approved by the New York Insurance Department on April 1, 1982, the Certificate of Incorporation is amended to decrease the capital stock of the corporation from $1,130,000, consisting of 655,000 shares of capital stock with a par value of $2 per share, to $1,068,700, consisting of 534,350 shares of capital stock with a par value of $2 per share.

            (b) To effect the foregoing, Article VIII relating to the capital stock of the corporation is amended to read as follows:

                  "The amount of capital stock of the Corporation shall be ONE MILLION SIXTY EIGHT THOUSAND SEVEN HUNDRED ($1,068,700.00) DOLLARS, consisting of FIVE HUNDRED THIRTY FOUR THOUSAND THREE HUNDRED FIFTY (534,350) shares of capital stock of the par value of TWO ($2.00) DOLLARS each.

         4. The amendment was authorized by vote of the shareholders of FIRST INVESTORS LIFE INSURANCE COMPANY at a meeting held June 8, 1982 upon notice pursuant to Section 605 of the Business Corporation Law of the State of New York.

         IN WITNESS WHEREOF, we have signed this certificate on the 1st day of September, 1982.


                                               /s/ Richard H. Gaebler
                                               ----------------------
                                                   Richard H. Gaebler
                                                       President



                                               /s/ Andrew J. Donohue
                                               ----------------------
                                                  Andrew J. Donohue
                                                      Secretary



STATE OF NEW YORK     )
                                     :
COUNTY OF NEW YORK )

         RICHARD H. GAEBLER, being duly sworn, deposes and says that he is the President of First Investors Life Insurance Company, that he has read the foregoing certificate and knows the contents and that the statements therein contained are true.


                                               /s/ Richard H. Gaebler
                                               ----------------------

Sworn to before me this
1st day of September, 1982.



/s/ Elizabeth Azar
------------------
Elizabeth Azar
Notary Public, State of New York

                            CERTIFICATE OF AMENDMENT


                       OF THE CERTIFICATE OF INCORPORATION

                                       OF

                     FIRST INVESTORS LIFE INSURANCE COMPANY

                        UNDER SECTION 805 OF THE BUSINESS
               CORPORATION LAW AND SECTION 53 OF THE INSURANCE LAW

                           * * * * * * * * * * * * * *

               WE, THE UNDERSIGNED, RICHARD H. GAEBLER and ANDREW J. DONOHUE, being respectively the President and the Secretary of FIRST INVESTORS LIFE INSURANCE COMPANY hereby certify:

               1. The name of the corporation is FIRST INVESTORS LIFE INSURANCE COMPANY.

               2. The Certificate of Incorporation of said corporation was filed by the Superintendent of Insurance on the 6th day of September, 1962 and Certificates of Amendment thereto were filed by the Superintendent of Insurance on the 9th day of April, 1965, the 4th day of November, 1974 and the 27th day of October, 1982.

               3. The amendment to the Certificate of Incorporation effected by this Certificate is as follows: Article VIII of the Certificate of Incorporation is amended to read as follows:

                  The amount of capital stock of the Corporation shall be ONE MILLION ONE HUNDRED TWENTY TWO THOUSAND ONE HUNDRED THIRTY FIVE DOLLARS ($1,122,135.00) consisting of FIVE HUNDRED THIRTY FOUR THOUSAND THREE HUNDRED FIFTY (534,350) shares of capital stock of the par value of TWO DOLLARS AND TEN CENTS ($2.10) each.

               4. The amendment was authorized by vote of the shareholders of FIRST INVESTORS LIFE INSURANCE COMPANY at a meeting held June 5, 1984 upon notice pursuant to Section 605 of the Business corporation Law of the State of New York.

               IN WITNESS WHEREOF, we have signed this certificate on the 7th day of June, 1984.



                                               /S/ Richard H. Gaebler
                                               ----------------------
                                                   Richard H. Gaebler
                                                       President



                                               /S/ Andrew J. Donohue
                                               ----------------------
                                                   Andrew J. Donohue
                                                       Secretary


STATE OF NEW YORK )
                                    :
COUNTY OF NEW YORK         )

               RICHARD H. GAEBLER, being duly sworn, deposes and says that he is the President of First Investors Life Insurance Company, that he has read the foregoing certificate and knows the contents and that the statements therein contained are true.



                                                       -------------------------


Sworn to before me this 7th day of June, 1984.

/S/ Karen McCarthy
------------------
Karen McCarthy
Notary Public, State of New York

                                     BY-LAWS

                                       of

                     FIRST INVESTORS LIFE INSURANCE COMPANY

                                    ARTICLE I

Section 1.        Principal Office

         The principal office of the Corporation shall be located at 120 Wall Street in the City and County of New York, but the location of the principal office may be changed, from time to time, to any other place within the State of New York in the manner provided by law.

Section 2.        Other Offices, Doing Business

         The Corporation may also have such other office or offices, agencies and branches within or without the State of New York as the Board of Directors or the Executive Committee may, from time to time, designate or as the business of the Corporation may require, and it may carry on its business wherever it is or may hereafter be duly licensed so to do.

Section 3.        Place where Books are to be kept

         The original or duplicate stock ledger containing the names and addresses of the shareholders, the number and class of shares held by each and the dates when they respectively became the owners of record thereof, correct books of account of all the business and transactions of the Corporation, copies of the Charter of the Corporation and the By-Laws, the minutes of the meetings of the Corporation's shareholders, directors and committees and such other books and records as may, from time to time be required by law to be so kept, shall be kept at the principal office of the Corporation in New York. Other books and records of the Corporation may be kept at such place or places, within or without the State of New York, as the Board or the Executive Committee may from time to time, designate, or as the business of the Corporation may require.

                                   ARTICLE II

                            Meetings of Shareholders

Section 1.        Annual Meeting.

         The annual meeting of shareholders of the Corporation shall be held on the first Tuesday of June, unless the previous day is celebrated as a legal holiday in which event the meeting shall be held on the second Tuesday of June. Such meeting shall be held at the principal place of business of the Corporation in the City and State of New York, or at such other place within or without the State of New York as may be designated by the Board.

Section 2.        Special Meetings

         Special meetings of the shareholders, for any purpose or purposes, may be called by the Board or the President, and shall be called by the Secretary at the request, in writing, of shareholders owing a majority in number of the issued and outstanding capital shares of the Corporation, which request shall state the purpose or purposes of the proposed meeting. Such special meetings shall be held at such time and place, within or without the State of New York, as may be determined by the person or persons calling such meeting.

Section 3.        Notice

         Written notice of the annual or special meetings of shareholders shall be given as provided by applicable law, to each shareholder of record entitled to vote thereat. A copy of every such notice shall be mailed to the Superintendent of Insurance of the State of New York at least ten days before the day set for such meeting.

Section 4.        Quorum

         The presence of a quorum for the transaction of business at all meetings of the shareholders shall be determined in accordance with the provisions of the Charter.

                                   ARTICLE III

                                    Directors

Section 1.        Number, Terms and Duties

         The business of this Corporation shall be managed and controlled by the Board, which may adopt such rules and regulations for that purpose and for the conduct of its meetings as it may deem proper. The number of directors shall be fixed from time to time, within the limits prescribed by the Charter, by a majority vote of the entire Board, but no decrease in the number of directors shall shorten the term of any incumbent director.

Section 2.        Removal of Directors

         Except as otherwise provided by law, any or all of the directors may be removed with or without cause at any time by a majority vote of the shareholders at any meeting called for that purpose.

Section 3.        Vacancies

         Vacancies in the Board may be filled in accordance with the provisions of the Charter, and individuals designated to fill such vacancies shall not take office nor exercise the duties thereof until ten days after written notice of their election shall have been filed in the office of the Superintendent of Insurance.

                                   ARTICLE IV

                               Directors' Meetings

Section 1.        First Meeting of the Board

         The first meeting of the Board to be held after an annual meeting of shareholders for the election of directors shall be called and held for the purposes of organization, the election or appointment of officers and members of the Executive, Finance and Stock Option Committees and the transaction of such other business as may come before the meeting.

Section2.         Regular Meetings.

         Regular meetings of the Board, no notices of which need be given, shall be held on the first Tuesday of March, the Tuesday immediately following the second Monday of September and the first Tuesday of December, unless any such day be a legal holiday, in which event the meeting will be held on the next succeeding business day. Commencing in 1974, the annual meeting of the Board, no notice of which need be given, shall be held on the first Tuesday of June, unless the previous day is celebrated as a legal holiday in which event the meeting will be held on the second Tuesday of June. Such meetings shall be held at the principal place of business of the Corporation in the City and State of New York, or at such other place within or without the State of New York as may be designated by the Board.

Section 3.        Special Meetings

         The Chairman, or in his absence the President, may call a special meeting of the Board at any time. The Secretary shall call such meeting upon written request of five members of the Board or upon resolution of the Executive Committee. All meetings, other than any meeting the giving of notice of which is otherwise prescribed by law, shall be called by a written or printed notice mailed to each Director at least three days before the meeting or by electrically transmitted notice given not less than twenty-four hours before the hour set for the meeting, but all such notice may be waived at any time. For the purpose of this section, notice will be deemed to be duly given to a director if given to him orally (including by telephone) or if such notice be delivered to such director in person or be mailed, telegraphed or cabled to his address as it appears upon the books of the Corporation or to the address last made known in writing to the Secretary of the Corporation by such director as the address to which such notices are to be given.

Section 4.        Voting

         Each director present shall be entitled to cast one vote on all questions coming before a meeting of the Board. Except as otherwise provided by law or in these By-Laws, the vote of a majority of the Directors present at a meeting at the time of a vote, if a quorum is present at such time, shall be the act of the Board.

Section 5.        Quorum

         A majority of the entire Board shall constitute a quorum for the transaction of business, but less than a quorum may adjourn from time to time, any meeting until a quorum shall be present, without notice other than by announcement at the meeting.

Section 6.        Fees

         The fees to be paid to directors for attending committee meeting or meetings of the Board may be fixed by the Board from time to time, in its discretion, subject to the provisions of Section 214 of the New York Insurance Law, as now or hereafter amended, or of other applicable law.

Section 7.        Organization, Chairman and Secretary of Meetings

         The Chairman, or in his absence the President of the Corporation, or in their absence a Vice President, shall call all meetings of the Board to order and shall act as Chairman of the meeting. In the absence of all of such officers, a director chosen by those present shall call all meetings of the Board to order and shall act as Chairman of the meeting.

         The Secretary of the Corporation, or in his absence, an Assistant Secretary, or, in the absence of both, a person appointed by the Chairman of the meeting, shall act as Secretary of the meeting and shall keep and make a record of the proceedings thereat.

Section 8.        Officers on the Board

         The number of officers and salaried employees of the Corporation who are members of the Board shall at all times be less than a quorum of the entire Board.

                                    ARTICLE V

                                   Committees

Section 1.        Formation

         At the first meeting of the Board to be held after the annual meeting of shareholders, members of the Executive, Finance and Stock Option Committees shall be elected. Members of such committees shall hold office for one year or until their successors shall be elected. At any meeting of the Board there may be elected such special or other committees as the Board may deem necessary, the members of which shall hold office for such period as the Board may determine, or until their successors shall be elected. In establishing special or other committees, the Board shall specify the purpose for which they are established, appropriate names for each, the number of members thereof, and the limitations within which the powers vested in them may be exercised. The action of each committee shall be recorded and a report shall be submitted to the Board at its meeting next succeeding such action.

Section 2.        Executive Committee

         The Executive Committee of the Board shall consist of such number as the Board may determine, but not less than three Directors, all of whom shall be elected from the membership of the Board. The Board may also elect from its membership alternate members of the Executive Committee and state the succession in which the alternates shall act as members of the Executive Committee in the event of the absence of any member. During the intervals between meetings of the Board, the Executive Committee shall have all powers of the Board to the extent permitted by the Charter and by law.

Section 3.        Finance Committee

         The Finance Committee of the Board shall consist of such number as the Board may determine, but not less than three directors, all of whom shall be elected from the membership of the Board. The Board may also elect from its membership alternate members of the Finance Committee and state the succession in which the alternates shall act as members of the Finance Committee in the event of the absence of any member. The Finance Committee shall act as the investment committee and, subject to the direction and control of the Board, shall be charged with the duty and responsibility of supervising the Corporation's investments and loans, including the power to invest, acquire, exchange and dispose of any of the assets of the Corporation in such manner and in such amounts as the committee may determine. All investments shall be made in the name of "First Investors Life Insurance Company" and shall be authorized or approved by the Board or by the Finance Committee.

Section 4.        Audit Committee

         The Audit Committee of the Board shall consist of such number as the Board may determine and shall be comprised solely of Directors who are not officers or employees of the Corporation or of any entity controlling, controlled by, or under common control with the Corporation and who are not beneficial owners of a controlling interest in the voting stock of the Corporation or any such entity. The Audit Committee shall have responsibility for recommending the selection of independent certified public accountants; reviewing the Corporation's financial condition and the scope and results of the independent audit and any internal audit; nominating candidates for Director for election by shareholders; evaluating the performance of officers deemed to be principal officers of the Corporation and recommending to the Board of Directors the selection and compensation of such principal officers.

Section 5.        Quorum

         A majority of the entire Executive Committee or the entire Finance Committee shall constitute a quorum to transact business, provided, that a quorum shall consist of at least three members and an affirmative vote of at least three members shall be necessary for action. Members of such committees who are officers and salaried employees of the Corporation shall constitute less than a majority of each committee.

                                   ARTICLE VI

                                    Officers

Section 1.        Election and Term

         The following officers of the Corporation shall be elected by the Board at its annual meeting: The Chairman, the President, one or more Vice Presidents, the Secretary and the Treasurer. The Board may elect, from time to time, such other officers as it may deem necessary or proper for the dispatch of the Corporation's business, including without limitation a General Counsel, an Actuary, a Comptroller and such number of Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers as it may, from time to time, deem requisite. The Chairman and the President shall be elected from the membership of the Board. All officers of the Corporation shall hold office at the discretion of the Board, and any officer may be removed at any time by the affirmative vote of a majority of the entire Board. Vacancies may be filled at any meeting of the Board. In the event of the failure of the Board to elect the officers at its annual meeting, such officers may be elected at any subsequent meeting of the Board.

Section 2.        Powers and Duties of Chairman

         The Chairman shall preside at all meetings of the shareholders and of the Board at which he is present and shall have such other powers and perform such other duties as may be assigned to him from time to time by the Board. He shall have power to sign and acknowledge all deeds and instruments for the transfer, conveyance or assignment of corporate property, discharge of mortgages and all other instruments, contracts or evidence of obligation necessary for the transaction of the corporate business, including all policies of insurance, and to sign all annual or other statements required by the insurance departments of the various states, territories, districts, countries or jurisdictions in which the Corporation may apply for or be granted permission to transact business.

Section 3.        Powers and Duties of the President

         The President shall perform such duties as may be assigned to him from time to time by the Board. In the absence of the Chairman, he shall preside at all meetings of the shareholders and of the Board. Unless otherwise directed by the Board or the Executive Committee, he may from time to time designate one of the Vice Presidents to perform the duties of the President during the latter's absence. Subject to the direction of the Board he shall be the chief executive officer of the Corporation, shall have the general care and supervision of the affairs of the Corporation and the direction of its officers, together with the powers and duties usually incident to the office of President except as specifically limited by appropriate resolution of the Board, and shall have power to sign and acknowledge all deeds and instruments for the transfer, conveyance or assignment of corporate property, discharge of mortgages and all other instruments, contracts or evidence of obligation necessary for the transaction of corporate business, including all policies of insurance, and to sign all annual or other statements required by the insurance departments of the various states, territories, districts, countries or jurisdictions in which the Corporation may apply for or be granted permission to transact business.

Section 4.        Powers and Duties of Vice President

         In the absence or inability to act of the President or if the office of President be vacant, the Vice Presidents, in order of seniority or in any other order determined by the Board, subject to the right of the Board from time to time to extend or confine such power and duties or to assign them to others, shall perform all the duties and may exercise all the powers of the President. It shall be the duty of the Vice President to assist the President in the performance of his duties, and each Vice President shall have such other powers and shall perform such other duties as may be assigned by the Board, the Executive Committee or the President.

Section 5.        Powers and Duties of Secretary

         The Secretary shall act as Secretary of all meetings of the shareholders and of the Board at which he is present, shall have supervision over the giving and serving of notices of the Corporation, shall keep, or cause to be kept, a complete record of the proceedings of all meetings of the shareholders, Board, Executive Committee, Finance Committee and Stock Option Committee, shall be the custodian of all corporate books and records, shall present at each annual meeting of the shareholders an alphabetical list of the shareholders with the number of shares held by each and shall have such other powers and perform such other duties as may be assigned to him from time to time by the Board, the Executive Committee or the President.

Section 6.        Powers and Duties of Treasurer

         Subject to the supervision of the Finance Committee, the Treasurer shall be the chief investment officer of the Corporation, shall have general supervision over the care and custody of the funds and securities of the Corporation and shall deposit the same or cause the same to be deposited in the name of the Corporation in such bank or banks, trust company or trust companies, and in such safe deposit company or companies as the Finance Committee or Board may designate, shall have supervision over the account of all receipts and disbursements of the Corporation, shall, whenever required by the Board, render or cause to be rendered financial statements of the Corporation, shall have the power and perform the duties usually incident to the office of Treasurer, and shall have such other powers and perform such other duties as may be assigned to him by the Board, the Executive Committee or the President.

Section 7.        Other Offices

         All other officers shall perform such duties as are assigned to them by the President and comply with such orders and rules as the Board or the Executive Committee may issue from time to time.


Section 8.        Honorary Titles of Employees

         The Board of Directors may by resolution from time to time confer upon employees of the Corporation the honorary titles of Sales Vice President, Second Sales Vice President and Assistant Vice President. Said titles shall be of an honorary nature only, and shall not subject their recipients to any duty or obligation of any officer of the Corporation nor shall they confer upon their recipients any authority or power to act in any capacity as an officer of the Corporation. Said titles may be revoked at any time with or without cause by resolution of the Board of Directors.

                                   ARTICLE VII

                                 Corporate Seal

         The corporate seal shall be kept in the custody of the Secretary and shall be affixed by him to such papers executed by the Corporation as may be necessary or customary.

                                  ARTICLE VIII

                             Execution of Documents

Section 1.        Execution

         The President or any Vice President shall have the power to bind the Corporation upon any and all policies of insurance contracts and other obligatory instruments by his signature and execution thereof attested by the signature of the Secretary, any Assistant Secretary or a Registrar, and such execution shall be deemed to be the act of the Corporation. Such signatures, when authorized by the Board, may be engraved or printed facsimiles provided they are countersigned by a Registrar, Assistant Secretary or Secretary.

Section 2.        Facsimiles

         Where engraved or printed facsimile signatures are used on policy forms, checks, receipts or other instruments issued or delivered by the Corporation, such policy forms, checks, receipts or other instruments bearing the facsimile signature of a deceased, retired or disabled officer may nevertheless be issued and delivered during a period not exceeding six months after the death, retirement, or disablement of such officer.

                                   ARTICLE IX

                             Certificates for Shares

         Certificates representing shares of capital stock of the Corporation shall be in such form, consistent with law and with the Charter, as shall be approved by the Board. They shall be consecutively numbered in the order of their issue and shall be signed by the President or any Vice President and by the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer, and shall be sealed with the corporate seal of the Corporation or a facsimile thereof. Where certificates are manually signed by a registrar all other signatures on the certificate may be facsimile, engraved or printed. In case any officer who shall have signed any such certificate, or whose facsimile signature shall have been used thereon, shall cease to be such officer before such certificate shall have been issued by the Corporation, such certificate may, nevertheless, be used by the Corporation with the same effect as if such officer had not ceased to be such at the date of issuance of such certificate. The Board may appoint a Transfer Agent by whom the shares of the Corporation may be transferred, and also a Registrar, by whom the shares may be registered, and in the event of such appointments, no certificate for shares of the Corporation shall be valid unless countersigned by such Transfer Agent and registered by such Registrar.

                                    ARTICLE X

                               Transfer of Shares

Section 1.        Transfers

         Certificates for shares may be transferred only by assignment endorsed thereon, or an instrument of assignment attached thereto, and executed by the person named in the certificate or by an attorney lawfully constituted in writing. Except as provided below, transfer of shares shall be made on the books of the Corporation only upon a surrender of the certificate properly assigned, and upon such surrender a new certificate shall be issued to the assignee signed as provided in "Article IX". The surrendered certificate shall be cancelled and delivered to the Secretary who shall preserve the same. In the event that a certificate has been lost, mislaid, stolen or destroyed, upon written request of the holder thereof, accompanied by an affidavit of loss, a replacement certificate may nevertheless be issued in lieu thereof, in the exercise of the Corporation's discretion, which shall be evidenced by a letter signed by the President or any Vice President, provided that prior to such issue a surety bond, in form approved by counsel, be furnished for the protection of the Corporation, its Transfer Agent, if any, and its Registrar.

Section 2.        Fixing of Record Date

         Subject to, and in accordance with, the provisions of the Charter, the Board may at any time fix a record date not more than forty nor less than ten days prior to (a) the date of any meeting of shareholders or (b) the last day on which shareholders are entitled to express consent or dissent from any proposal without a meeting, as the date as of which shareholders entitled to notice of or to vote at such a meeting, or whose consent or dissent is required or may be expressed, for any purpose, as the case may be, shall be determined, and, except as otherwise provided by law, all persons who were the holders of record of voting shares at such date and no others shall be entitled to notice of and to vote at such meeting or to express their consent or dissent, as the case may be.

Section 3.        Holders of Record

         The Corporation shall be entitled to treat the holders of record of any share or shares as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any person whether or not the Corporation shall have express or other notice thereof.

                                   ARTICLE XI

             Statutory Agents:         Powers of Attorney:        Qualification

         The President or any Vice President is authorized to appoint statutory agents of the Corporation, and to execute, with the Secretary or any Assistant Secretary, powers of attorney in evidence thereof, authorizing them to accept service of process against the Corporation, to execute any and all papers and to comply with all applicable requirements of law in order to qualify the Corporation to do business in any state, territory, district, country or jurisdiction and to take any other action on behalf of the Corporation necessary or proper to be taken in compliance with law or with rules or regulations of the supervisory authorities in order to qualify the Corporation to do business.

                                   ARTICLE XII

                                Waiver of Notice

Meetings Held on Waiver

         Whenever any notice is required to be given under the provisions of these By-Laws, or of the Charter, or of any of the laws of the State of New York, a waiver thereof, in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent thereto. The attendance of any shareholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him.

                                  ARTICLE XIII

                                   Amendments

Section 1.        By the Directors

         In accordance with the provisions of the Charter, these By-Laws may be amended, added to, altered or repealed, or new by-laws may be adopted, at any regular or special meeting of the Board at which a quorum is present, by the affirmative vote of a majority of the directors then in office. If any by-law regulating an impending election of directors is adopted, amended or repealed by the Board, there shall be set forth in the notice of the next meeting of the shareholders for the election of directors the by-law so adopted, amended or repealed, together with a concise statement of the changes made.

                                   ARTICLE XIV

                                 Indemnification

         To the full extent authorized by law and by the Charter, the Corporation shall and hereby does indemnify any person who shall at any time be made, or threatened to be made, a party in any civil or criminal action or proceeding by reason of the fact that he, his testator or his intestate is or was a director or officer of the Corporation or served another corporation in any capacity at the request of the Corporation, provided, that the notice required by Section 62-a of the Insurance Law of the State of New York, as now in effect or as amended from time to time, be filed with the Superintendent of Insurance.